                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 30, 2007
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                         FIRSTPLUS FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

          Nevada                     0-27750                   75-2561085
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(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)

  5100 North O'Connor Blvd., 6th Floor, Irving, Texas             75039
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       (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (214) 496-1266
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         (Former Name or Former Address, if Changed Since Last Report.)

          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On July 30, 2007, FirstPlus  Enterprises,  Inc. ("FP Enterprises") and
FirstPlus Development Company ("FP Development"), both wholly-owned subsidiaries of the Registrant,  entered into a definitive  purchase agreement with Globalnet
Enterprises,  LLC (the "Seller"),  and its members:  Learned Associates of North
America, LLC, Seven Hills Management,  LLC, Diversified Development LLC and Ajax
Baron,  LLC, to purchase all of the limited  liability  company  interests  (the
"Interests")  of  Globalnet  Development  Co.,  LLC  ("Globalnet  Development"),
Globalnet  Facility  Services  Co.,  LLC  ("Globalnet  Facility  Services")  and
Globalnet Restoration Co., LLC ("Globalnet Restoration").  The transactions were consummated  simultaneously.  The purchase price  consisted of a cash payment of
$4,540,000  ($3,045,000 of which was paid at closing and the balance of which is payable on the second  anniversary  of closing) and  1,100,000  shares of common stock of the Registrant, the closing price of which on Friday, July 27, 2007 was
$.17 per share.

          The Interests  purchased  were the subject of a limited scope business evaluation  report,  which confirmed the valuation of such  Interests.  Based in part upon such report, the Registrant  concluded that the value of the Interests purchased exceeded the purchase price therefor.

          Globalnet  Restoration  performs  restorative  services on commercial, industrial,  and  residential  facilities  as a result of  unlawful  activity or natural  disaster,  i.e., damage caused by fire,  flood,  hurricane,  wind, etc.
Globalnet  Restoration  contracts with insurance  companies  prior to "securing"
facilities - removing damaged interior materials prior to reconstruction.

          Globalnet  Development handles all types of construction  projects and project  management  - from new  construction  to "rehabs"  and  reconstruction.
Globalnet Development offers a full complement of construction services: general contracting;  construction management;  project design and building; and renewal and renovation.

          Globalnet  Facility  Services  offers a single source for  commercial, industrial,  and residential facility care and cleaning services - both interior and exterior.

          The Board of Directors  of FP  Enterprises  consists of John  Maxwell,
Kimberley  Grasty  and  Francis  McGonigal  and the  Board  of  Directors  of FP
Development consists of William Bianco, Kimberley Grasty and Robert O'Neil. John
Maxwell has been elected President of FP Enterprises and William Bianco has been elected President of FP Development.

          FP Enterprises  will operate from offices located at 2516 East Ontario
Street,  Philadelphia,  PA 19134 and FP  Development  will  operate from offices located at 1231 Bainbridge Street, 2nd Floor, Philadelphia, PA 19147.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

          Exhibit No.      Exhibits
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          10.1             Agreement   for  Purchase  And  Sale  of   Membership
                           Interests dated July 30, 2007, by and among Globalnet
                           Enterprises,  LLC and its  members,  to wit:  Learned
                           Associates  of  North   America,   LLC,  Seven  Hills
                           Management, LLC, Diversified Development LLC and Ajax
                           Baron, LLC on the one hand and FirstPlus Enterprises,
                           Inc. and FirstPlus  Development  Company on the other
                           hand.

          10.2             Non-negotiable  Promissory  Note, dated as of July 30
                           2007,  made  by  FirstPlus   Enterprises,   Inc.  and
                           FirstPlus   Development   Company,   with   FirstPlus
                           Financial  Group,  Inc.  as  guarantor,  in  favor of
                           Globalnet  Enterprises,  LLC  in  the  amount  of one
                           million, four hundred ninety five thousand dollars.

          99.1             Press  Release of  FIRSTPLUS  Financial  Group,  Inc.
                           dated July 30, 2007.

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                                    SIGNATURE

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the Company has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2007

                                FIRSTPLUS FINANCIAL GROUP, INC.

                                By: /s/ John Maxwell
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                                    Name:  John Maxwell
                                    Title: President and Chief Executive Officer

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